Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main	1
2	ABFS I Incorporated	Lutherville-Timonium	1
3	ABS MB Ltd.	Lutherville-Timonium	1
4	Acacia (Luxembourg) S.à r.l.	Luxembourg	2
5	Alex. Brown Financial Services Incorporated	Lutherville-Timonium	1
6	Alex. Brown Investments Incorporated	Lutherville-Timonium	1
7	Alfred Herrhausen Gesellschaft mbH	Berlin	2
8	Ambidexter GmbH	Frankfurt	1
9	Argent Incorporated	Lutherville-Timonium	1
10	Baincor Nominees Pty Limited	Sydney	2
11	Bainpro Nominees Pty Ltd	Sydney	1
12	Baldur Mortgages Limited	London	1
13	Bankers Trust Investments Limited	London	2
14	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City	1
15	Betriebs-Center für Banken AG	Frankfurt	1
16	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln	1
17	BHW Bausparkasse Aktiengesellschaft	Hameln	1
18	BHW Holding GmbH	Hameln	1
19	Biomass Holdings S.à r.l.	Luxembourg	1
20	Birch (Luxembourg) S.à r.l.	Luxembourg	2
21	Blue Cork, Inc.	Wilmington	1
22	BNA Nominees Pty Limited	Sydney	1
23	Borfield Sociedad Anonima	Montevideo	2
24	Breaking Wave DB Limited	London	1
25	BT Globenet Nominees Limited	London	2
26	BTAS Cayman GP	George Town	1, 3
27	BTD Nominees Pty Limited	Sydney	2
28	Cape Acquisition Corp.	Wilmington	4
29	CapeSuccess Inc.	Wilmington	4
30	CapeSuccess LLC	Wilmington	4
31	Cardales UK Limited	London	2
32	Career Blazers LLC	Wilmington	4
33	Career Blazers Management Company, Inc.	Albany	2
34	Career Blazers Personnel Services, Inc.	Albany	4
35	Caribbean Resort Holdings, Inc.	New York	1, 5
36	Cathay Advisory (Beijing) Co., Ltd.	Beijing	2
37	Cathay Asset Management Company Limited	Ebène	1
38	Cathay Capital Company (No 2) Limited	Ebène	1
39	Cedar (Luxembourg) S.à r.l.	Luxembourg	2
40	Centennial River 2 Inc.	Austin	2
41	Centennial River Corporation	Wilmington	4
42	China Recovery Fund, LLC	Wilmington	1
43	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	1, 5
44	Consumo Srl in Liquidazione	Milan	1
45	Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington	1
46	D B Investments (GB) Limited	London	1
47	D&M Turnaround Partners Godo Kaisha	Tokyo	1
48	D.B. International Delaware, Inc.	Wilmington	1
49	DB (Barbados) SRL	Christ Church	1
50	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur	2
51	DB (Malaysia) Nominee (Tempatan) Sendirian Berhad	Kuala Lumpur	2
52	DB (Pacific) Limited	Wilmington	1
53	DB (Pacific) Limited, New York	New York	1
54	DB Abalone LLC	Wilmington	1
55	DB Alex. Brown Holdings Incorporated	Wilmington	1
56	DB Alps Corporation	Wilmington	1
57	DB Aotearoa Investments Limited	George Town	1
58	DB Beteiligungs-Holding GmbH	Frankfurt	1
59	DB Boracay LLC	Wilmington	1
60	DB Capital Investments Sàrl	Luxembourg	1
61	DB Capital Markets (Deutschland) GmbH	Frankfurt	1
62	DB Capital Partners, Inc.	Wilmington	1
63	DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón	1
64	DB Chestnut Holdings Limited	George Town	1
65	DB Commodity Services LLC	Wilmington	1
66	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur	1
67	DB Delaware Holdings (Europe) Limited	George Town	1
68	DB Direkt GmbH	Frankfurt	1
69	DB Elara LLC	Wilmington	1
70	DB Energy Trading LLC	Wilmington	1
71	DB Enfield Infrastructure Holdings Limited	St. Helier	1
72	DB Equipment Leasing, Inc.	New York	1
73	DB Equity Limited	London	1
74	DB Finance (Delaware), LLC	Wilmington	1
75	DB Global Technology SRL	Bucharest	1
76	DB Global Technology, Inc.	Wilmington	1
77	DB Group Services (UK) Limited	London	1
78	DB Holdings (New York), Inc.	New York	1
79	DB Holdings (South America) Limited	Wilmington	1
80	DB HR Solutions GmbH	Eschborn	1
81	DB Impact Investment Fund I, L.P.	Edinburgh	1, 3
82	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	1, 3
83	DB Industrial Holdings GmbH	Luetzen	1
84	DB Intermezzo LLC	Wilmington	1
85	DB International (Asia) Limited	Singapore	1
86	DB International Investments Limited	London	1
87	DB International Trust (Singapore) Limited	Singapore	2
88	DB Investment Managers, Inc.	Wilmington	1
89	DB Investment Partners, Inc.	Wilmington	1
90	DB Investment Resources (US) Corporation	Wilmington	1
91	DB Investment Resources Holdings Corp.	Wilmington	1
92	DB Investment Services GmbH	Frankfurt	1
93	DB Io LP	Wilmington	1, 3
94	DB IROC Leasing Corp.	New York	1
95	DB London (Investor Services) Nominees Limited	London	1
96	DB Management Support GmbH	Frankfurt	4
97	DB Nominees (Hong Kong) Limited	Hong Kong	4
98	DB Nominees (Singapore) Pte Ltd	Singapore	2
99	DB Omega BTV S.C.S.	Luxembourg	1, 3
100	DB Omega Holdings LLC	Wilmington	1
101	DB Omega Ltd.	George Town	1
102	DB Omega S.C.S.	Luxembourg	1, 3
103	DB Operaciones y Servicios Interactivos Agrupación de Interés Económico	Pozuelo de Alarcón	1
104	DB Overseas Finance Delaware, Inc.	Wilmington	1
105	DB Overseas Holdings Limited	London	1
106	DB Print GmbH	Frankfurt	1
107	DB Privat- und Firmenkundenbank AG	Frankfurt	1
108	DB Private Clients Corp.	Wilmington	1
109	DB Private Wealth Mortgage Ltd.	New York	1
110	DB Re S.A.	Luxembourg	4
111	DB Service Centre Limited	Dublin	1
112	DB Service Uruguay S.A.	Montevideo	1
113	DB Services Americas, Inc.	Wilmington	1
114	DB Servizi Amministrativi S.r.l.	Milan	1
115	DB Strategic Advisors, Inc.	Makati City	1
116	DB Structured Derivative Products, LLC	Wilmington	1
117	DB Structured Products, Inc.	Wilmington	1
118	DB Trustee Services Limited	London	2
119	DB Trustees (Hong Kong) Limited	Hong Kong	2
120	DB U.S. Financial Markets Holding Corporation	Wilmington	1
121	DB UK Bank Limited	London	1
122	DB UK Holdings Limited	London	1
123	DB UK PCAM Holdings Limited	London	1
124	DB USA Core Corporation	West Trenton	1
125	DB USA Corporation	Wilmington	1
126	DB Valoren S.à r.l.	Luxembourg	1
127	DB Value S.à r.l.	Luxembourg	1
128	DB VersicherungsManager GmbH	Frankfurt	2
129	DB Vita S.A.	Luxembourg	4
130	DBAH Capital, LLC	Wilmington	1
131	DBCIBZ1	George Town	1
132	DBCIBZ2	George Town	1
133	DBFIC, Inc.	Wilmington	1
134	DBNZ Overseas Investments (No.1) Limited	George Town	1
135	DBOI Global Services (UK) Limited	London	1
136	DBOI Global Services Private Limited	Mumbai	1
137	DBR Investments Co. Limited	George Town	1
138	DBRE Global Real Estate Management IA, Ltd.	George Town	1
139	DBRE Global Real Estate Management IB, Ltd.	George Town	1
140	DBRMS4	George Town	1, 3, 6
141	DBRMSGP1	George Town	1, 3
142	DBUK PCAM Limited	London	1
143	DBUKH No. 2 Limited	London	1, 5
144	DBUSBZ1, LLC	Wilmington	2
145	DBUSBZ2, S.à r.l.	Luxembourg	1
146	DBX Advisors LLC	Wilmington	1
147	DBX Strategic Advisors LLC	Wilmington	1
148	DBÖ Vermögensverwertung GmbH in Liqu.	Vienna	2
149	De Meng Innovative (Beijing) Consulting Company Limited	Beijing	1
150	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn	1, 3
151	DEE Deutsche Erneuerbare Energien GmbH	Frankfurt	1
152	Delowrezham de México S. de R.L. de C.V.	Mexico City	1
153	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt	1
154	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland	1
155	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland	1
156	Deutsche (Mauritius) Limited	Port Louis	2
157	Deutsche (New Munster) Holdings New Zealand Limited	Auckland	1
158	Deutsche Access Investments Limited	Sydney	1
159	Deutsche Aeolia Power Production Société Anonyme	Athens	2
160	Deutsche Alt-A Securities, Inc.	Wilmington	4
161	Deutsche Alternative Asset Management (UK) Limited	London	1
162	Deutsche Asia Pacific Holdings Pte Ltd	Singapore	1
163	Deutsche Asset Management (India) Private Limited	Mumbai	1
164	Deutsche Australia Limited	Sydney	1
165	Deutsche Bank (Cayman) Limited	George Town	2
166	Deutsche Bank (Chile)	Santiago	2
167	Deutsche Bank (China) Co., Ltd.	Beijing	1
168	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur	1
169	Deutsche Bank (Suisse) SA	Geneva	1
170	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo	1
171	DEUTSCHE BANK A.S.	Istanbul	1
172	Deutsche Bank Americas Holding Corp.	Wilmington	1
173	Deutsche Bank Europe GmbH	Frankfurt	1
174	Deutsche Bank Financial Company	George Town	1
175	Deutsche Bank Holdings, Inc.	Wilmington	1
176	Deutsche Bank Insurance Agency Incorporated	Lutherville-Timonium	2
177	Deutsche Bank Insurance Agency of Delaware	Wilmington	1
178	Deutsche Bank International Limited	St. Helier	1
179	Deutsche Bank Investments (Guernsey) Limited	St. Peter Port	2
180	Deutsche Bank Luxembourg S.A.	Luxembourg	1
181	Deutsche Bank Mutui S.p.A.	Milan	1
182	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City	1
183	Deutsche Bank National Trust Company	Los Angeles	1
184	Deutsche Bank Nominees (Jersey) Limited	St. Helier	2
185	Deutsche Bank Polska Spólka Akcyjna	Warsaw	1
186	Deutsche Bank Representative Office Nigeria Limited	Lagos	4
187	Deutsche Bank S.A. - Banco Alemão	Sao Paulo	1
188	Deutsche Bank Securities Inc.	Wilmington	1
189	Deutsche Bank Securities Limited	Toronto	1
190	Deutsche Bank Services (Jersey) Limited	St. Helier	1
191	Deutsche Bank Società per Azioni	Milan	1
192	Deutsche Bank Trust Company Americas	New York	1
193	Deutsche Bank Trust Company Delaware	Wilmington	1
194	Deutsche Bank Trust Company, National Association	New York	1
195	Deutsche Bank Trust Corporation	New York	1
196	Deutsche Bank, Sociedad Anónima Española	Madrid	1
197	Deutsche Capital Finance (2000) Limited	George Town	1
198	Deutsche Capital Hong Kong Limited	Hong Kong	1
199	Deutsche Capital Management Limited	Dublin	1
200	Deutsche Capital Markets Australia Limited	Sydney	1
201	Deutsche Capital Partners China Limited	George Town	1
202	Deutsche Cayman Ltd.	George Town	2
203	Deutsche CIB Centre Private Limited	Mumbai	1
204	Deutsche Custody N.V.	Amsterdam	4
205	Deutsche Domus New Zealand Limited	Auckland	1
206	Deutsche Equities India Private Limited	Mumbai	1
207	Deutsche Finance Co 1 Pty Limited	Sydney	1
208	Deutsche Finance Co 2 Pty Limited	Sydney	1
209	Deutsche Finance Co 3 Pty Limited	Sydney	1
210	Deutsche Finance Co 4 Pty Limited	Sydney	1
211	Deutsche Finance No. 2 Limited	George Town	1
212	Deutsche Foras New Zealand Limited	Auckland	1
213	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf	4
214	Deutsche Global Markets Limited	Tel Aviv	1
215	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg	1
216	Deutsche Group Services Pty Limited	Sydney	1
217	Deutsche Grundbesitz Beteiligungsgesellschaft mbH i.L.	Eschborn	4
218	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt	2
219	Deutsche Holdings (BTI) Limited	London	1
220	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg	1
221	Deutsche Holdings (Malta)	Luxembourg	1
222	Deutsche Holdings Limited	London	1
223	Deutsche Holdings No. 2 Limited	London	1
224	Deutsche Holdings No. 3 Limited	London	1
225	Deutsche Holdings No. 4 Limited	London	1
226	Deutsche Immobilien Leasing GmbH	Duesseldorf	1
227	Deutsche India Holdings Private Limited	Mumbai	1
228	Deutsche International Corporate Services (Ireland) Limited	Dublin	1
229	Deutsche International Corporate Services Limited	St. Helier	2
230	Deutsche International Custodial Services Limited	St. Helier	2
231	Deutsche Inversiones Dos S.A. (en Liquidación)	Santiago	1
232	Deutsche Inversiones Limitada	Santiago	1
233	Deutsche Investments (Netherlands) N.V.	Amsterdam	1
234	Deutsche Investments India Private Limited	Mumbai	1
235	Deutsche Investor Services Private Limited	Mumbai	2
236	Deutsche Knowledge Services Pte. Ltd.	Singapore	1
237	Deutsche Leasing New York Corp.	New York	1
238	Deutsche Mandatos S.A.	Buenos Aires	1
239	Deutsche Master Funding Corporation	Wilmington	1
240	Deutsche Mexico Holdings S.à r.l.	Luxembourg	1
241	Deutsche Morgan Grenfell Group Public Limited Company	London	1
242	Deutsche Mortgage & Asset Receiving Corporation	Wilmington	1
243	Deutsche Mortgage Securities, Inc.	Wilmington	4
244	Deutsche Nederland N.V.	Amsterdam	1
245	Deutsche New Zealand Limited	Auckland	1
246	Deutsche Nominees Limited	London	1
247	Deutsche Oppenheim Family Office AG	Cologne	1
248	Deutsche Overseas Issuance New Zealand Limited	Auckland	1
249	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen	1
250	Deutsche Private Asset Management Limited	London	2
251	Deutsche Securities (India) Private Limited	New Delhi	1
252	Deutsche Securities (Proprietary) Limited	Johannesburg	1
253	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg	1
254	Deutsche Securities Asia Limited	Hong Kong	1
255	Deutsche Securities Australia Limited	Sydney	1
256	Deutsche Securities Inc.	Tokyo	1
257	Deutsche Securities Israel Ltd.	Tel Aviv	1
258	Deutsche Securities Korea Co.	Seoul	1
259	Deutsche Securities Mauritius Limited	Ebène	1
260	Deutsche Securities Menkul Degerler A.S.	Istanbul	1
261	Deutsche Securities S.A.	Buenos Aires	1
262	Deutsche Securities Saudi Arabia (a closed joint stock company)	Riyadh	1
263	Deutsche Securities SpA	Santiago	1
264	Deutsche Securities Venezuela S.A.	Caracas	1
265	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City	1
266	Deutsche Services Polska Sp. z o.o.	Warsaw	1
267	Deutsche StiftungsTrust GmbH	Frankfurt	2
268	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo	1
269	Deutsche Trust Company Limited Japan	Tokyo	2
270	Deutsche Trustee Company Limited	London	1
271	Deutsche Trustee Services (India) Private Limited	Mumbai	2
272	Deutsche Trustees Malaysia Berhad	Kuala Lumpur	2
273	Deutsche Wealth Management S.G.I.I.C., S.A.	Madrid	1
274	Deutsches Institut für Altersvorsorge GmbH	Frankfurt	2
275	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt	2
276	DISCA Beteiligungsgesellschaft mbH	Duesseldorf	1
277	DNU Nominees Pty Limited	Sydney	1
278	DTS Nominees Pty Limited	Sydney	2
279	Durian (Luxembourg) S.à r.l.	Luxembourg	2
280	DWS Alternatives France	Paris	2
281	DWS Alternatives Global Limited	London	1
282	DWS Alternatives GmbH	Frankfurt	1
283	DWS Asset Management (Korea) Company Limited	Seoul	1
284	DWS Beteiligungs GmbH	Frankfurt	1
285	DWS CH AG	Zurich	1
286	DWS Distributors, Inc.	Wilmington	1
287	DWS Far Eastern Investments Limited	Taipei	1
288	DWS Group GmbH & Co. KGaA	Frankfurt	1, 3
289	DWS Group Services UK Limited	London	1
290	DWS Grundbesitz GmbH	Frankfurt	1
291	DWS International GmbH	Frankfurt	1
292	DWS Investment GmbH	Frankfurt	1
293	DWS Investment Management Americas, Inc.	Wilmington	1
294	DWS Investment S.A.	Luxembourg	1
295	DWS Investments Australia Limited	Sydney	1
296	DWS Investments Hong Kong Limited	Hong Kong	1
297	DWS Investments Japan Limited	Tokyo	1
298	DWS Investments Shanghai Limited	Shanghai	1
299	DWS Investments Singapore Limited	Singapore	1
300	DWS Investments UK Limited	London	1
301	DWS Management GmbH	Frankfurt	1
302	DWS Real Estate GmbH	Frankfurt	1
303	DWS Service Company	Wilmington	1
304	DWS Trust Company	Salem	1
305	DWS USA Corporation	Wilmington	1
306	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg	2
307	Elizabethan Holdings Limited	George Town	4
308	Elizabethan Management Limited	George Town	2
309	European Value Added I (Alternate G.P.) LLP	London	1
310	FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne	1
311	Fiduciaria Sant' Andrea S.r.L.	Milan	2
312	Finanzberatungsgesellschaft mbH der Deutschen Bank	Berlin	4
313	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt	4
314	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl "Rimbachzentrum" KG	Bad Homburg	2
315	G Finance Holding Corp.	Wilmington	1
316	G918 Corp.	Wilmington	1
317	German American Capital Corporation	Lutherville-Timonium	1
318	Greenwood Properties Corp.	New York	1, 5
319	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf	2, 3
320	Grundstücksgesellschaft Kerpen-Sindorf Vogelrutherfeld GbR	Troisdorf	2, 5
321	Grundstücksgesellschaft Leipzig Petersstraße GbR	Troisdorf	2, 3, 5
322	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf	2, 3
323	HTB Spezial GmbH & Co. KG	Cologne	3, 4
324	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	2, 5
325	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben II GbR	Troisdorf	2, 3, 5
326	Immobilienfonds Mietwohnhäuser Quadrath-Ichendorf GbR	Troisdorf	2, 5
327	Immobilienfonds Wohn- und Geschäftshaus Köln-Blumenberg V GbR	Troisdorf	2, 5
328	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne	1
329	IVAF I Manager, S.à r.l.	Luxembourg	1
330	J R Nominees (Pty) Ltd	Johannesburg	2
331	Joint Stock Company Deutsche Bank DBU	Kiev	1
332	Jyogashima Godo Kaisha	Tokyo	1
333	KEBA Gesellschaft für interne Services mbH	Frankfurt	1
334	Kidson Pte Ltd	Singapore	1
335	Konsul Inkasso GmbH	Essen	1
336	LA Water Holdings Limited	George Town	1
337	LAWL Pte. Ltd.	Singapore	1
338	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld	1
339	Leonardo III Initial GP Limited	London	4
340	Maher Terminals Holdings (Toronto) Limited	Vancouver	1
341	MEF I Manager, S. à r.l.	Luxembourg	1
342	MHL Reinsurance Ltd.	Burlington	4
343	MIT Holdings, Inc.	Baltimore	1
344	MortgageIT Securities Corp.	Wilmington	1
345	MortgageIT, Inc.	New York	1
346	norisbank GmbH	Bonn	1
347	OOO "Deutsche Bank TechCentre"	Moscow	1
348	OOO "Deutsche Bank"	Moscow	1
349	Opal Funds (Ireland) Public Limited Company (in liquidation)	Dublin	4
350	OPB Verwaltungs- und Beteiligungs-GmbH	Cologne	4
351	OPB Verwaltungs- und Treuhand GmbH	Cologne	1
352	OPB-Nona GmbH	Frankfurt	1
353	OPB-Oktava GmbH	Cologne	4
354	OPB-Quarta GmbH	Cologne	4
355	OPB-Quinta GmbH	Cologne	4
356	OPB-Septima GmbH	Cologne	4
357	OPPENHEIM Capital Advisory GmbH	Cologne	1
358	OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne	1, 3
359	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne	4
360	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne	4
361	OPS Nominees Pty Limited	Sydney	2
362	OVT Trust 1 GmbH	Cologne	2
363	OVV Beteiligungs GmbH	Cologne	4
364	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
365	Pan Australian Nominees Pty Ltd	Sydney	1
366	PB Factoring GmbH	Bonn	1
367	PB Firmenkunden AG	Bonn	1
368	PB International S.A.	Schuettringen	1
369	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn	1
370	PCC Services GmbH der Deutschen Bank	Essen	1
371	Plantation Bay, Inc.	St. Thomas	2
372	Postbank Akademie und Service GmbH	Hameln	2
373	Postbank Beteiligungen GmbH	Bonn	1
374	Postbank Direkt GmbH	Bonn	1
375	Postbank Filialvertrieb AG	Bonn	1
376	Postbank Finanzberatung AG	Hameln	2
377	Postbank Immobilien GmbH	Hameln	2
378	Postbank Immobilien und Baumanagement GmbH	Bonn	1
379	Postbank Leasing GmbH	Bonn	1
380	Postbank Systems AG	Bonn	1
381	PT Deutsche Sekuritas Indonesia	Jakarta	1
382	PT. Deutsche Verdhana Sekuritas Indonesia	Jakarta	4, 5
383	R.B.M. Nominees Pty Ltd	Sydney	1
384	REO Properties Corporation	Wilmington	1
385	RoPro U.S. Holding, Inc.	Wilmington	1
386	Route 28 Receivables, LLC	Wilmington	1
387	RREEF America L.L.C.	Wilmington	1
388	RREEF China REIT Management Limited	Hong Kong	2
389	RREEF European Value Added I (G.P.) Limited	London	1
390	RREEF Fund Holding Co.	George Town	1
391	RREEF India Advisors Private Limited	Mumbai	2
392	RREEF Management L.L.C.	Wilmington	2
393	RTS Nominees Pty Limited	Sydney	2
394	SAB Real Estate Verwaltungs GmbH	Hameln	4
395	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
396	Sal. Oppenheim AG	Cologne	1
397	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne	1
398	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
399	Sechste Salomon Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne	1, 5
400	Service Company Four Limited	Hong Kong	2
401	Sharps SP I LLC	Wilmington	1
402	Stelvio Immobiliare S.r.l.	Bolzano	2
403	Structured Finance Americas, LLC	Wilmington	1
404	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt	1
405	TELO Beteiligungsgesellschaft mbH	Schoenefeld	1
406	Tempurrite Leasing Limited	London	1
407	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok	1
408	Treuinvest Service GmbH	Frankfurt	2
409	Triplereason Limited	London	1
410	Ullmann - Esch Grundstücksgesellschaft Kirchnerstraße GbR	Troisdorf	2, 5
411	Ullmann - Esch Grundstücksverwaltungsgesellschaft Disternich GbR	Troisdorf	2, 5
412	Vesta Real Estate S.r.l.	Milan	1
413	VÖB-ZVD Processing GmbH	Bonn	1
414	Wealthspur Investment Ltd.	Labuan	4
415	WEPLA Beteiligungsgesellschaft mbH	Frankfurt	1
416	Whale Holdings S.à r.l.	Luxembourg	1
417	World Trading (Delaware) Inc.	Wilmington	1
Consolidated Structured Entities
418	Alguer Inversiones Designated Activity Company	Dublin	2
419	Alixville Invest, S.L.	Madrid	2
420	Altersvorsorge Fonds Hamburg Alter Wall Dr. Juncker KG	Frankfurt	2
421	Amber Investments S.à r.l.	Luxembourg	1
422	Asset Repackaging Trust Five B.V.	Amsterdam	2, 7
423	Atena SPV S.r.l	Conegliano	1
424	Atlas Investment Company 1 S.à r.l.	Luxembourg	2
425	Atlas Investment Company 2 S.à r.l.	Luxembourg	2
426	Atlas Investment Company 3 S.à r.l.	Luxembourg	2
427	Atlas Investment Company 4 S.à r.l.	Luxembourg	2
428	Atlas Portfolio Select SPC	George Town	4
429	Atlas SICAV - FIS	Luxembourg	2, 7
430	Axia Insurance, Ltd.	Hamilton	2, 7
431	Cathay Capital (Labuan) Company Limited	Labuan	2
432	Cathay Capital Company Limited	Ebène	4
433	Cathay Strategic Investment Company Limited	Hong Kong	2
434	Cathay Strategic Investment Company No. 2 Limited	George Town	2
435	Cayman Reference Fund Holdings Limited	George Town	2
436	Ceto S.à r.l.	Luxembourg	2
437	Charitable Luxembourg Four S.à r.l.	Luxembourg	2
438	Charitable Luxembourg Three S.à r.l.	Luxembourg	2
439	Charitable Luxembourg Two S.à r.l.	Luxembourg	2
440	City Leasing (Thameside) Limited	London	1
441	City Leasing Limited	London	1
442	CLASS Limited	St. Helier	2, 7
443	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town	2
444	Crofton Invest, S.L.	Madrid	2
445	Danube Properties S.à r.l., en faillite	Luxembourg	2
446	Dariconic Designated Activity Company	Dublin	2
447	DB Apex Management Limited (in voluntary liquidation)	George Town	1
448	DB Aster II, LLC	Wilmington	1
449	DB Aster III, LLC	Wilmington	1
450	DB Aster, Inc.	Wilmington	1
451	DB Aster, LLC	Wilmington	1
452	DB Covered Bond S.r.l.	Conegliano	1
453	DB Credit Investments S.à r.l.	Luxembourg	1
454	DB Finance International GmbH	Frankfurt	1
455	DB Ganymede 2006 L.P.	George Town	2
456	DB Global Markets Multi-Strategy Fund I Ltd.	George Town	2
457	DB Holding Fundo de Investimento Multimercado Investimento no Exterior Crédito Privado Longo Prazo	Sao Paulo	2
458	DB Immobilienfonds 1 Wieland KG	Frankfurt	2
459	DB Immobilienfonds 2 KG i.L.	Frankfurt	1
460	DB Immobilienfonds 4 KG i.L.	Frankfurt	2
461	DB Immobilienfonds 5 Wieland KG	Frankfurt	2
462	DB Impact Investment (GP) Limited	London	1
463	DB Litigation Fee LLC	Wilmington	1
464	DB Municipal Holdings LLC	Wilmington	1
465	db PBC	Luxembourg	2, 7
466	DB PWM	Luxembourg	2, 7
467	DB RC Holdings, LLC	Wilmington	1
468	DB Safe Harbour Investment Projects Limited (in members' voluntary liquidation)	London	1
469	DB SPEARs/LIFERs, Series DB-8015 Trust	Wilmington	4
470	DB SPEARs/LIFERs, Series DB-8017 Trust	Wilmington	4
471	DB SPEARs/LIFERs, Series DB-8018 Trust	Wilmington	4
472	DB SPEARs/LIFERs, Series DB-8019 Trust	Wilmington	4
473	DB SPEARs/LIFERs, Series DB-8020 Trust	Wilmington	4
474	DB SPEARs/LIFERs, Series DB-8021 Trust	Wilmington	4
475	DB SPEARs/LIFERs, Series DB-8023 Trust	Wilmington	4
476	DB SPEARs/LIFERs, Series DB-8024 Trust	Wilmington	4
477	DB SPEARs/LIFERs, Series DB-8025 Trust	Wilmington	4
478	DB SPEARs/LIFERs, Series DB-8026 Trust	Wilmington	4
479	DB SPEARs/LIFERs, Series DB-8028 Trust	Wilmington	4
480	DB SPEARs/LIFERs, Series DB-8029 Trust	Wilmington	4
481	DB SPEARs/LIFERs, Series DB-8030 Trust	Wilmington	4
482	DB SPEARs/LIFERs, Series DB-8031 Trust	Wilmington	4
483	DB SPEARs/LIFERs, Series DB-8033 Trust	Wilmington	4
484	DB SPEARs/LIFERs, Series DB-8036 Trust	Wilmington	4
485	DB SPEARs/LIFERs, Series DB-8040 Trust	Wilmington	4
486	DB SPEARs/LIFERs, Series DB-8041 Trust	Wilmington	4
487	DB SPEARs/LIFERs, Series DBE-8013 Trust	Wilmington	4
488	DB SPEARs/LIFERs, Series DBE-8014 Trust	Wilmington	4
489	DB SPEARs/LIFERs, Series DBE-8016 Trust	Wilmington	4
490	DB SPEARs/LIFERs, Series DBE-8022 Trust	Wilmington	4
491	DB SPEARs/LIFERs, Series DBE-8027 Trust	Wilmington	4
492	DB SPEARs/LIFERs, Series DBE-8032 Trust	Wilmington	4
493	DB SPEARs/LIFERs, Series DBE-8034 Trust	Wilmington	4
494	DB SPEARs/LIFERs, Series DBE-8037 Trust	Wilmington	4
495	DB SPEARs/LIFERs, Series DBE-8038 Trust	Wilmington	4
496	DB SPEARs/LIFERs, Series DBE-8039 Trust	Wilmington	4
497	DB STG Lux 10 S.à r.l.	Luxembourg	2
498	DB STG Lux 11 S.à r.l.	Luxembourg	2
499	DB STG Lux 12 S.à r.l.	Luxembourg	2
500	DB STG Lux 9 S.à r.l.	Luxembourg	2
501	DB Structured Finance 1 Designated Activity Company	Dublin	1
502	DB Structured Finance 2 Designated Activity Company	Dublin	1
503	dbInvestor Solutions 2 Public Limited Company	Dublin	2, 7
504	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington	1
505	DBX ETF Trust	Wilmington	2, 7
506	De Heng Asset Management Company Limited	Beijing	2
507	Deloraine Spain SL	Madrid	2
508	Deutsche Bank Capital Finance LLC I	Wilmington	1
509	Deutsche Bank Capital Finance Trust I	Wilmington	1, 5
510	Deutsche Bank Contingent Capital LLC II	Wilmington	1
511	Deutsche Bank Contingent Capital LLC V	Wilmington	1
512	Deutsche Bank Contingent Capital Trust II	Wilmington	1, 5
513	Deutsche Bank Contingent Capital Trust V	Wilmington	1, 5
514	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	2, 7
515	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	2, 7
516	Deutsche Bank SPEARs/LIFERs, Series DBE-7007 Trust	George Town	4
517	Deutsche Bank SPEARs/LIFERs, Series DBE-8002 Trust	Wilmington	4
518	Deutsche Bank SPEARs/LIFERs, Series DBE-8011 Trust	Wilmington	4
519	Deutsche Bank SPEARs/LIFERs, Series DBE-8012 Trust	Wilmington	4
520	Deutsche Colombia S.A.S.	Bogotá	1
521	Deutsche DWS Income Trust - DWS Short Duration High Income Fund	Boston	2
522	Deutsche Postbank Funding LLC I	Wilmington	1
523	Deutsche Postbank Funding LLC II	Wilmington	1
524	Deutsche Postbank Funding LLC III	Wilmington	1
525	Deutsche Postbank Funding Trust I	Wilmington	1, 5
526	Deutsche Postbank Funding Trust II	Wilmington	1, 5
527	Deutsche Postbank Funding Trust III	Wilmington	1, 5
528	DWS Access S.A.	Luxembourg	2, 7
529	DWS FlexPension	Luxembourg	2, 7
530	DWS Garant	Luxembourg	2, 7
531	DWS Invest	Luxembourg	2, 7
532	DWS World Protect 90	Luxembourg	2
533	DWS Zeitwert Protect	Luxembourg	2
534	Dynamic Infrastructure Securities Fund LP	Wilmington	2
535	Earls Four Limited	George Town	2, 7
536	EARLS Trading Limited	George Town	2
537	Einkaufszentrum "HVD Dresden" S.à.r.l & Co. KG i.I.	Cologne	2
538	Eirles Three Designated Activity Company	Dublin	2, 7
539	Eirles Two Designated Activity Company	Dublin	2, 7
540	Emerald Asset Repackaging Designated Activity Company	Dublin	1
541	Emerging Markets Capital Protected Investments Limited	George Town	2, 7
542	Emeris	George Town	2
543	Encina Property Finance Designated Activity Company	Dublin	2
544	Epicuro SPV S.r.l.	Conegliano	2
545	Erste Frankfurter Hoist GmbH	Eschborn	1
546	European Strategic Real Estate Fund ICAV	Dublin	2
547	Fondo Privado de Titulizacion Activos Reales 1 B.V.	Amsterdam	2
548	Fondo Privado de Titulización PYMES I Designated Activity Company	Dublin	2
549	FRANKFURT CONSULT GmbH	Frankfurt	1
550	G.O. IB-US Management, L.L.C.	Wilmington	1
551	GAC-HEL, Inc.	Wilmington	1
552	Galene S.à r.l.	Luxembourg	2
553	Generations - Società di Investimento per Azioni a Capitale Fisso S.p.A.	Milan	2
554	Gladyr Spain, S.L.	Madrid	2
555	Global Markets Fundo de Investimento Multimercado	Rio de Janeiro	4
556	Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro	4
557	Global Opportunities Co-Investment Feeder, LLC	Wilmington	2
558	Global Opportunities Co-Investment, LLC	George Town	2
559	Groton Invest, S.L.	Madrid	2
560	GWC-GAC Corp.	Wilmington	1
561	Hamildak Designated Activity Company	Dublin	2
562	Havbell Designated Activity Company	Dublin	2
563	Histria Inversiones Designated Activity Company	Dublin	2
564	Iberia Inversiones Designated Activity Company	Dublin	2
565	Iberia Inversiones II Designated Activity Company	Dublin	2
566	Infrastructure Holdings (Cayman) SPC	George Town	2
567	Inn Properties S.à r.l., en faillite	Luxembourg	2
568	Investor Solutions Limited	St. Helier	2, 7
569	Isar Properties S.à r.l., en faillite	Luxembourg	2
570	IVAF (Jersey) Limited	St. Helier	2
571	Kelona Invest, S.L.	Madrid	2
572	Kelsey Street LLC	Wilmington	1
573	KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf	4
574	KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG i.L.	Duesseldorf	1, 3
575	KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG i.L.	Duesseldorf	1, 3
576	Kratus Inversiones Designated Activity Company	Dublin	2
577	Ledyard, S.L.	Madrid	2
578	Leo Consumo 1 S.r.l.	Conegliano	2
579	Leo Consumo 2 S.r.l.	Conegliano	1
580	87 Leonard Development LLC	Wilmington	1
581	Leonardo Charitable 1 Limited	George Town	2
582	Lerma Investments 2018, Sociedad Limitada	Madrid	2
583	Life Mortgage S.r.l.	Conegliano	2
584	Lindsell Finance Limited	St. Julian's	1
585	Lockwood Invest, S.L.	Madrid	2
586	London Industrial Leasing Limited	London	1
587	Malabo Holdings Designated Activity Company	Dublin	2
588	Maxima Alpha Bomaral Limited (in liquidation)	St. Helier	2
589	Merlin I	George Town	2
590	Merlin XI	George Town	2
591	Meseta Inversiones Designated Activity Company	Dublin	2
592	Micro-E Finance S.r.l.	Rome	2
593	Midsel Limited (in members' voluntary liquidation)	London	2
594	Motion Picture Productions One GmbH & Co. KG	Frankfurt	1, 3
595	MPP Beteiligungsgesellschaft mbH	Frankfurt	1
596	Navegator - SGFTC, S.A.	Lisbon	1
597	NCW Holding Inc.	Vancouver	1
598	New 87 Leonard, LLC	Wilmington	1
599	Oasis Securitisation S.r.l.	Conegliano	1, 5
600	Oder Properties S.à r.l., en faillite	Luxembourg	2
601	OPAL, en liquidation volontaire	Luxembourg	2, 7
602	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw	2
603	OTTAM Mexican Capital Trust Designated Activity Company	Dublin	2, 7
604	Palladium Securities 1 S.A.	Luxembourg	2, 7
605	PanAsia Funds Investments Ltd.	George Town	2, 7
606	PARTS Funding, LLC	Wilmington	1
607	PEIF II SLP Feeder, L.P.	Edinburgh	4
608	PEIF III SLP Feeder GP, S.à r.l.	Senningerberg	2
609	PEIF III SLP Feeder, SCSp	Senningerberg	2, 3
610	Peruda Leasing Limited	London	1
611	PERUS 1 S.à r.l.	Luxembourg	2
612	PES Carry and Employee Co-Investment Feeder SCSp	Munsbach	3, 4
613	PES Carry and Employee Co-Investment GP S.à r.l.	Munsbach	2
614	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Makati City	1
615	Pinehurst Securities SA	Luxembourg	2, 7
616	Pinnacle aShares Dynamic Cash Fund (Managed Fund)	Brisbane	2
617	Quartz No. 1 S.A.	Luxembourg	1, 5
618	Reference Capital Investments Limited	London	1
619	REO Properties Corporation II	Wilmington	1, 5
620	Residential Mortgage Funding Trust	Toronto	2
621	Rhine Properties S.à r.l., en faillite	Luxembourg	2
622	Riviera Real Estate	Paris	2
623	Romareda Holdings Designated Activity Company	Dublin	2
624	RREEF DCH, L.L.C.	Wilmington	1
625	Samburg Invest, S.L.	Madrid	2
626	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt	2
627	Seaconview Designated Activity Company	Dublin	2
628	Select Access Investments Limited	Sydney	2, 7
629	Singer Island Tower Suite LLC	Wilmington	1
630	SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
631	Somkid Immobiliare S.r.l.	Conegliano	2
632	SP Mortgage Trust	Wilmington	2
633	Strategic Global Opportunities Limited - Class A Main USD	Nassau	2
634	Swabia 1 Designated Activity Company	Dublin	2
635	Swabia 1. Vermögensbesitz-GmbH	Eschborn	1
636	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon	1
637	Tender Option Bond Series 2019-BAML3001 Trust	Wilmington	4
638	Tender Option Bond Series 2019-BAML3002 Trust	Wilmington	4
639	Tender Option Bond Series 2019-BAML3501AB Trust	Wilmington	4
640	Tender Option Bond Series 2019-BAML3502AB Trust	Wilmington	4
641	Tender Option Bond Series 2019-BAML3503AB Trust	Wilmington	4
642	The Canary Star Trust	George Town	4
643	The Emperor Star Trust	George Town	4
644	Trave Properties S.à r.l., en faillite	Luxembourg	2
645	TRS Aria LLC	Wilmington	4
646	TRS Elm II LTD	George Town	1
647	TRS Leda LLC	Wilmington	4
648	TRS Maple II LTD	George Town	1
649	TRS Oak II LTD	George Town	1
650	TRS Scorpio LLC	Wilmington	4
651	TRS SVCO LLC	Wilmington	4
652	TRS Tupelo II LTD	George Town	1
653	TRS Venor LLC	Wilmington	4
654	TRS Walnut II LTD	George Town	1
655	VCJ Lease S.à r.l.	Luxembourg	2
656	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg	2
657	Wedverville Spain, S.L.	Madrid	2
658	Wendelstein 2017-1 UG (haftungsbeschränkt)	Frankfurt	2
659	Wibaux Invest, S.L.	Madrid	2
660	ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf	4
661	ZARAT Beteiligungsgesellschaft mbH	Duesseldorf	4
662	ZARAT Beteiligungsgesellschaft mbH & Co. Leben II KG i.L.	Duesseldorf	1, 3
663	ZELAS Beteiligungsgesellschaft mbH	Duesseldorf	4
664	ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG i.L.	Duesseldorf	1, 3
665	Zumirez Drive LLC	Wilmington	1
666	ZURET Beteiligungsgesellschaft mbH	Duesseldorf	4

Serial No.	Footnotes - English
1	Entity fully consolidated under the regulatory scope.
2	Entity neither consolidated nor deducted under the regulatory scope.
3	Status as shareholder with unlimited liability pursuant to Section 313 (2) Number 6 HGB.
4	Entity under the regulatory scope deducted from own funds according to Articles 36 and 48 CRR.
5	Controlled.
6	General Partnership.
7	Only specified assets and related liabilities (silos) of this entity were consolidated.